Exhibit 10.5

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is made by and between Scott’s Liquid Gold-Inc. (“Company”), and Mark Goldstein (“Executive”) (individually, a “Party” and together, the “Parties”), as of the date on which the Agreement is executed by the Parties (“Effective Date”).

W I T N E S S E T H:

WHEREAS, Company desires to continue to employ the Executive in a capacity and on the terms and conditions, and for the consideration, hereinafter set forth and the Executive desires to be employed by Company on such terms and conditions and for such consideration;

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, Company and Executive agree as follows:

ARTICLE 1
EMPLOYMENT AND DUTIES

1.1.Employment; Effective Date.  As of the Effective Date, and continuing for the period of time set forth in Article 2 of this Agreement, Executive’s employment by Company shall be subject to the terms and conditions of this Agreement.

1.2.Positions.  Company shall continue to employ Executive in the positions of Chief Executive Officer and President reporting to the Board of Directors (the “Board”).  Executive agrees to serve as Chairman of the Board of Company until his resignation or removal.

1.3.Duties and Services.  Executive agrees to serve in the positions referred to in paragraph 1.2 and to perform diligently and to the best of his abilities the duties and services pertaining to such offices, as well as such additional duties and services appropriate to such office which the Parties mutually may agree upon from time to time.  Executive’s employment shall also be subject to the policies maintained and established by Company that are of general applicability to Company’s executive employees, as such policies may be amended from time to time, to the extent they do not otherwise conflict with the express terms of this Agreement.

1.4.Other Interests.  Executive agrees, during the period of his employment by Company, to devote all of his primary business time, energy and best efforts to the business and affairs of Company and its affiliates and not to engage, directly or indirectly, for any pay or remuneration as an employee, consultant, or director in any other business or businesses, whether or not similar to that of Company, or to invest in any private companies that compete with Company, except with the advance written consent of the Board.  The foregoing notwithstanding, the Parties recognize and agree that Executive may engage in charitable and civic pursuits without the consent of the Board, as long as such pursuits do not, in the sole and good faith determination of the Board, conflict with the business and affairs of Company or its affiliates or interfere with Executive’s performance of his duties hereunder.

1.5.Duty of Loyalty.  Executive acknowledges and agrees that Executive owes a fiduciary duty of loyalty to act at all times in the best interests of Company.  In keeping with such duty, Executive shall make full disclosure to Company of all business opportunities pertaining to Company’s business and shall not appropriate for Executive’s own benefit or the benefit of another business opportunities concerning Company’s business.

ARTICLE 2
TERM AND TERMINATION OF EMPLOYMENT

2.1.Term.  Unless sooner terminated pursuant to paragraph 2.2 or 2.3 below, Company agrees to continue to employ Executive through the third anniversary of the Effective Date (the “Initial Expiration Date”); provided, however, that beginning on the Initial Expiration Date, and on each anniversary of the Initial Expiration Date thereafter, if this Agreement has not been terminated pursuant to paragraph 2.2 or 2.3, then said term of employment will automatically be extended for an additional one-year period, unless on or before the date that is 90 days prior to the first day of any such extension period either Party gives written notice to the other that no such automatic extension shall occur.

2.2.Company’s Right to Terminate.  Company has the right to terminate Executive’s employment under this Agreement for any of the following reasons:

(i)	upon Executive’s death or presumed death;
(ii)

upon Executive’s disability, which shall mean Executive’s becoming incapacitated by accident, sickness, or other circumstances which renders him mentally or physically incapable of performing the duties and services required of him hereunder for 90 or more days (whether or not consecutive) out of any consecutive 180-day period;

(iii)

for “Cause,” which shall mean Executive has (A) engaged in gross negligence, gross incompetence or willful misconduct in the performance of the duties required of him hereunder; (B) refused without proper reason to perform the material duties and responsibilities required of him hereunder; (C) willfully engaged in conduct that is materially injurious to Company or its affiliates (monetarily or otherwise); (D) committed an act of fraud, embezzlement or breach of fiduciary duty to Company or an affiliate (including the unauthorized disclosure of confidential or proprietary material information of Company or an affiliate); (E) been charged, through indictment or criminal complaint, entry of pretrial diversion or sentencing agreement, or has been convicted of (or pleaded no contest to) a crime involving fraud, dishonesty or moral turpitude or any felony; or (F) engaged in dishonesty that is materially injurious to Company; or

(iv)	at any time for any other reason, or for no reason whatsoever, in the sole discretion of the Board.

2.3.Executive’s Right to Terminate.  Executive shall have the right to terminate his employment under this Agreement for any of the following reasons:

(i)

for “Good Reason,” which shall mean a voluntary separation from service following the initial existence of one or more of the following conditions (which arises without the consent of Executive): (A) a material diminution in Executive’s responsibilities, duties or authority, including but not limited to being involuntarily removed from the position of Chairman of Board; (B) a material diminution in Executive’s base compensation; (C) a material breach by Company of any material provision of this Agreement, or (D) a change in the geographic location of Executive’s principal place of employment by Company of more than 50 miles from the location where he is principally employed as of the Effective Date; or

(ii)	at any time for any other reason, or for no reason whatsoever, in the sole discretion of Executive.

2.4.Notice of Termination.

(i)

If Company desires to terminate Executive’s employment hereunder at any time prior to expiration of the term of employment as provided in paragraph 2.1 for any reason other than for Cause as defined in paragraph 2.2(iii), it will do so by giving a 30-day written notice to Executive that it has elected to terminate Executive’s employment hereunder and stating the effective date and reason for such termination, provided that no such action shall alter or amend any other provisions hereof or rights arising hereunder.

(ii)

In the case of any notice by Company of its intent to terminate this Agreement for Cause, Company shall provide Executive with notice of the existence of the condition(s) constituting the Cause and the effective date of the termination, provided that in the instance that Cause has arisen under paragraph 2.2(iii)(B) exclusively, provide Executive with 30 days to cure such condition, provided, however, that in the event Executive engages in the same or similar conduct after curing such condition the first time, then the Board has the unconditional right to terminate for Cause without further advance notice or opportunity to cure.

(iii)

If Executive desires to terminate his employment hereunder at any time prior to expiration of the term of employment as provided in paragraph 2.1, he shall do so by giving a 30-day written notice to Company that he has elected to terminate his employment hereunder and stating the effective date and reason for such termination, provided that no such action shall alter or amend any other provisions hereof or rights arising hereunder and Company may, in its sole discretion, decide to pay Executive for the 30-day notice period (or any portion thereof) in lieu of Executive continuing to work during the notice period.  In the case of any notice by Executive of his intent to terminate his employment hereunder for Good Reason, Executive shall provide Company with notice of the existence of the condition(s) constituting the Good Reason within 30 days after the initial existence of such condition(s) and Company shall have 30 days following Executive’s provision of such notice to remedy such condition(s).  If Company remedies the condition(s) constituting the Good Reason within such 30 day period, then Executive’s employment hereunder shall continue and his notice of termination shall become void and of no further effect.  If Company does not remedy the condition(s) constituting the Good Reason within such 30 day period, Executive’s employment with Company shall terminate on the date that is 31 days following the date of Executive’s notice of termination and Executive shall be deemed to have separated from service for Good Reason.

2.5.Deemed Resignations.  Any termination of Executive’s employment (regardless of which Party initiated the termination, or whether it occurred due to an expiration of the term of employment) shall constitute an automatic resignation of Executive as an officer of Company and each affiliate of Company, if any, an automatic resignation as trustee of the Company’s Employee Stock Ownership Plan and 401(k) plan, an automatic resignation of Executive from the Board and from the board of directors or similar governing body of any affiliate of Company, if any, and from the board of directors or similar governing body of any corporation, limited liability company or other entity in which Company or any affiliate, if any, holds an equity interest and with respect to which board or similar governing body Executive serves as Company’s or such affiliate’s designee or other representative.

ARTICLE 3
COMPENSATION AND BENEFITS

3.1.Base Salary.  During the period of this Agreement, Executive shall receive an annual base salary of $351,727.40, less usual and customary withholdings, for the period of this Agreement.  Executive’s annual base salary shall be reviewed by the Board (or a committee thereof) on an annual basis, and, in the sole discretion of the Board (or such committee), such annual base salary may be increased, but not decreased (except for a decrease that is consistent with reductions taken generally by other executives of Company), effective as of any date determined by the Board.  Executive’s annual base salary shall be paid in equal installments in accordance with Company’s standard policy regarding payment of compensation to executives, but no less frequently than monthly.

3.2.Equity Compensation.  The Board (or a committee thereof) may, in its sole discretion, offer or award Executive any form of equity or phantom equity as is permitted by any written plan or policy adopted by the Company, effective as of any date determined by the Board, in accordance with the terms of a separate agreement to be executed by Company and Executive concerning such award.

3.3.Bonus.  Executive is eligible to receive an annual bonus of between 25-50% of Executive’s base salary during the applicable bonus period, provided Executive remains employed the entire calendar year, and the Board, in its sole discretion, determines that Executive and/or the Company, as applicable, met or exceeded all of the goals and objectives of the written annual bonus plan approved by the Board or a committee thereof.  A bonus will not be earned or vested until such time as the Board or a committee thereof determines that the goals and objectives have been achieved, and a bonus, if any, shall be paid to Executive on or before March 14 of the year following the year in which the bonus was earned.

3.4.Other Perquisites.  During his employment hereunder, Executive shall be afforded the following benefits as incidences of his employment:

(i)

Business and Entertainment Expenses.  Subject to Company’s standard policies and procedures with respect to expense reimbursement as applied to its executive employees generally, Company shall reimburse Executive for, or pay on behalf of Executive, reasonable and appropriate expenses incurred by Executive for business related purposes, including dues and fees to industry and professional organizations and costs of entertainment and business development.

(ii)

Vacation. During his employment hereunder, Executive shall be entitled to vacation pay in accordance with the terms and conditions of Company policies applied to its executive employees generally, provided Executive shall receive a minimum of three weeks of paid vacation each calendar year, which shall accrue per pay period, and shall similarly be entitled to all holidays provided to executives of Company generally.

(iii)

Automobile. Company will provide Executive with a minimum monthly automobile allowance in the same amount as he is currently receiving, subject to applicable taxes, withholdings and deductions. To the extent that Executive incurs taxable income relating to the automobile allowance, Company will pay Executive such additional amount as is necessary to “gross up” such benefits and cover the anticipated income tax liability resulting from such taxable income.  Executive acknowledges and agrees that certain fringe benefits may be subject to income tax withholding and reporting to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”).

(iv)

Other Company Benefits.  With the exception of severance, which is governed by this Agreement, Executive will be eligible for all customary and usual fringe benefits generally available to similarly situated executive employees of Company and such other benefits as he is currently receiving (including Company payment of a long-term disability policy for Executive, a life insurance policy, and a supplemental medical insurance program, and payment of Executive’s reasonable annual tax preparation expenses upon receipt of appropriate documentation thereof), subject to the terms and conditions of Company’s benefit plan documents, as such documents may be amended or modified from time to time. In addition, Company reserves the right to change or eliminate the fringe benefits (with the exception of Company’s payment of Executive’s annual tax preparation expenses, payment of 100% of Executive’s premiums for Executive’s long-term disability policy and life insurance policy, and full payment for Executive’s participation in a supplemental medical insurance program) on a prospective basis, at any time, effective upon notice to Executive, and any such change or elimination shall not constitute “Good Reason” hereunder or under paragraph 2.3 hereof.

ARTICLE 4
EFFECT OF TERMINATION ON COMPENSATION

4.1.Termination By Expiration.  If Executive’s employment hereunder is terminated upon expiration of the term provided in paragraph 2.1 hereof because either party has provided the notice contemplated in such paragraph, then all compensation and all benefits to Executive hereunder shall continue to be provided until the expiration of such term and such compensation and benefits shall terminate contemporaneously with termination of his employment (except as otherwise provided under any other agreement or plan of Company that provides post-termination benefits).

4.2.Termination Benefits.

(i)

In General.  If Executive’s employment hereunder is terminated by Company or Executive prior to expiration of the term provided in paragraph 2.1, then, upon such termination, except as hereinafter provided, all compensation and benefits to Executive hereunder shall terminate contemporaneously with the termination of such employment (except as otherwise provided under any other written agreement or plan of Company that provides post-termination benefits).

(ii)

Severance Pay.  Subject to paragraph 4.3 below, if Executive’s termination of employment is for Good Reason, or by Company for any reason other than the expiration of the term as described in paragraph 4.1 or for any reason other than a reason encompassed by paragraph 2.2(i) (Executive’s death or presumed death), 2.2(ii) (Executive’s disability), or 2.2(iii) (for Cause), then Company shall provide Executive with 18 months of his then current base salary (which excludes bonus pay and the value of any fringe or other benefits) (“Severance Pay”), payable in accordance with paragraph 4.2(vi).

(iii)

Reimbursement for COBRA Premiums.  Subject to paragraph 4.3 below, if Executive’s termination of employment is for Good Reason, or by Company for any reason other than the expiration of the term as described in paragraph 4.1 or for any reason other than a reason encompassed by paragraph 2.2(i) (Executive’s death or presumed death), 2.2(ii) (Executive’s disability), or 2.2(iii) (for Cause), and Executive elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) in accordance with the COBRA materials that will be provided to Executive by the Company or the Company’s third party COBRA administrator, the Company shall reimburse Executive the full COBRA premium and applicable administrative fee (if any) for the same medical, dental and vision benefit plan coverage (“Group Health Plan Coverage”) Executive and Executive’s dependents had as of the termination of employment (“Termination Date”) for a period of 18 months, or until Executive elects to receive group medical, dental and vision insurance from another source, whichever occurs first (such payments referred to herein as “COBRA Reimbursements”).  COBRA Reimbursements will be made by the Company promptly upon proof of payment of Executive’s COBRA coverage and will be subject to usual and customary withholdings.  Company will pay Executive such additional amount as is necessary to “gross up” the anticipated income tax liability resulting from such taxable income.  Executive will be mailed a COBRA packet at his last known address.  Such packet will contain additional information about Executive’s COBRA rights and responsibilities.

(iv)

Bonus Payment.  If Executive has earned a bonus pursuant to paragraph 3.3, but between January 1 of the year following the year in which the bonus was earned and the time in which the bonus is paid the Company terminates Executive’s employment without Cause or Executive terminates his employment for Good Reason, Executive will be entitled to receive the bonus payment that was otherwise earned in the timeframe contemplated by paragraph 3.3, notwithstanding any language to the contrary in any applicable bonus plan.

(v)

Compliance with Code Section 409A.  Company and Executive intend that payments pursuant to paragraph 4.2(ii) constitute payments on account of an involuntary separation from service or a separation from service for good reason within the meaning of Treasury Regulation section 1.409A-1(n)(1) and (2), and amounts paid pursuant to paragraph 4.2(ii) constitute separation pay exempt from Code Section 409A under Treasury Regulation section 1.409A-1(b)(9)(iii), up until the lesser of: (a) two times (2x) the Executive’s annualized compensation based upon the annual rate of pay in effect for the taxable year preceding the Termination Date (including any additional compensation paid, including bonuses), adjusted for any increase for the year of termination if such increase was expected to continue indefinitely; and (b) the maximum amount that may be taken into account under a qualified plan pursuant to Code section 401(a)(17) for the year of Executive’s Termination Date (the lesser of (a) and (b) referred to herein as the “Limit”).  In the event the payments exceed the Limit, the remaining payments shall constitute deferred compensation subject to Code Section 409A and shall be subject to paragraph 4.5.  Company and Executive intend that payments pursuant to paragraph 4.2(iii) will be exempt from Code Section 409A as a reimbursement or in-kind benefit plan.  The coincident gross-up payments are intended to be exempt under Treasury Regulation section 1.409A-3(i)(1)(v).  In any event, neither Party shall be liable to the other if any such payment receives different tax treatment.

(vi)

Time and Form of Payment.   Payments under paragraph 4.2(ii) will be made in accordance with Company’s standard payroll procedures and will be paid in equal installments over an 18-month period with the first payment to be paid as promptly as reasonably possible after the timely execution and expiration of any revocation periods of the release described in paragraph 4.3, provided Executive is not permitted, directly or indirectly, to designate the taxable year of payment.  Interest shall not be credited on remaining installment payments.  All payments will be subject to deductions for taxes and other applicable withholdings.  In the event of Executive’s death prior to receipt of all installments, payment shall be made at the same time and in the same matter as described herein to Executive’s estate.

(vii)	Accelerated Vesting. The Company may provide for accelerated vesting of equity awards in the documents governing such equity awards or by separate Board action.

4.3. Release and Full Settlement.  Anything to the contrary herein notwithstanding, as a condition to the receipt of the termination payments and benefits under paragraph 4.2 hereof, as applicable, Executive shall (i) execute a release, in the form established by the Board and similar to the release attached hereto as Exhibit A, releasing the Board, Company, and Company’s parent corporation, subsidiaries, affiliates, and their respective shareholders, partners, officers, directors, employees, attorneys and agents from any and all claims and from any and all causes of action of any kind or character including, but not limited to, all claims or causes of action arising out of Executive’s employment with Company or its affiliates or the separation of such employment, but excluding all claims to vested benefits and payments Executive may have under any compensation or benefit plan, program or arrangement, including this Agreement, and (ii) provide such release to Company no later than 60 days after the date of his termination of employment with Company.  The performance of Company’s obligations hereunder and the receipt of any benefits provided under paragraph 4.2 shall constitute full settlement of all such claims and causes of action.

4.4.No Duty to Mitigate Losses.  Executive shall have no duty to find new employment following the termination of his employment under circumstances which require Company to pay any amount to Executive pursuant to this Article 4.  Any salary or remuneration received by Executive from a third party for the providing of personal services (whether by employment or by functioning as an independent contractor) following the termination of his employment under circumstances pursuant to which this Article 4 apply shall not reduce Company’s obligation to make a payment to Executive (or the amount of such payment) pursuant to the terms of this Article 4.

4.5.Deferred Compensation Subject to Code Section 409A.  Notwithstanding anything to the contrary set forth herein, any payments and benefits provided under this Agreement that constitute “deferred compensation” within the meaning of Code Section 409A shall not commence in connection with Executive’s termination of employment unless and until Executive has also incurred a “separation from service” (as such term is defined in Treasury Regulation Section 1.409A-1(h) (“Separation From Service”), unless the Company reasonably determines that such amounts may be provided to Executive without causing Executive to incur additional tax under Code Section 409A.  It is intended that each installment of Severance Pay provided for in this Agreement is a “separate “payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2)(i).  For the avoidance of doubt, it is intended that Severance Pay set forth in this Agreement satisfy, to the greatest extent possible, the exceptions from the application of Section 409A provided under Treasury Regulation Sections 1.409A-1(b)(4), 1.409A-1(b)(5), and 1.409A-1(b)(9).  If the Company (or, if applicable, the successor entity thereto) determines that any payments or benefits constitute “deferred compensation” under Code Section 409A and Executive is, on the termination of service, a “specified employee” of the Company or any successor entity thereto, as such term is defined in Code Section 409A(a)(2)(B)(i), then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences to Executive under Section 409A, the timing of the payments and benefits shall be delayed until the earlier to occur of: (a) the date that is 6 months and one day after Executive’s Separation From Service, or (b) the date of Executive’s death (such applicable date, the “Specified Executive Initial Payment Date”).  On the Specified Executive Initial Payment Date, the Company (or the successor entity thereto, as applicable) shall (i) pay to Executive a lump sum amount equal to the sum of the payments and benefits that Executive would otherwise have received through the Specified Executive Initial Payment Date if the commencement of the payment of such amounts had not been so delayed pursuant to this Paragraph 4.5, and (ii) commence paying the balance of the payments and benefits in accordance with the applicable payment schedules set forth in this Agreement.

4.6.Application of Section 280G. In the event that it is determined that the Severance Pay payable to Executive pursuant to paragraph 4.2 of this Agreement, when added to any other payment or benefit to Executive from the Company, would be considered a “parachute payment” (a “Parachute Payment”), within the meaning of section 280G of the Code, would cause Executive to be considered to receive an “excess parachute payment” within the meaning of section 280G of the Code (an “Excess Parachute Payment”), the amount payable to Executive pursuant to paragraph 4.2 of this Agreement will be reduced to the maximum amount that, when added to any other Parachute Payments made to Executive, could be paid to Executive without causing Executive to receive an Excess Parachute Payment.  Notwithstanding the foregoing, the Severance Pay payable to Executive pursuant to paragraph 4.2 of this Agreement will not be reduced if (i) the net amount payable to Executive without the reduction described in the preceding sentence, but reduced by all Federal, state and local income and employment taxes payable by Executive on the Severance Pay payable pursuant to this Agreement and all other Parachute Payments plus the excise tax payable on the Excess Parachute Payment pursuant to Section 4999 of the Code, is greater than (ii) the net amount that would be payable to Executive with the reduction described in the preceding sentence and reduced by all Federal, state and local income and employment taxes payable by Executive on the Severance Pay payable pursuant to this Agreement and all other Parachute Payments.  For purposes of this paragraph 4.6, Executive will be deemed to pay Federal income tax and employment taxes at the highest marginal rate of Federal income and employment taxation in the calendar year in which the Excess Parachute Payment would occur and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence in the calendar year in which the Excess Parachute Payment would be made, net of the reduction in Federal income taxes that Executive may obtain from the deduction of such state and local income taxes.  In addition, all determinations to be made under this paragraph 4.6 will be made by the Company’s independent public accountant (the “Accounting Firm”) immediately before the date the Severance Pay under paragraph 4.2 is to be paid.  The Accounting Firm will provide its determinations and any supporting calculations and work papers both to the Company and to Executive within 10 days of such date, and any such determination by the Accounting Firm shall be binding upon the Company and Executive.

4.7.Other Benefits.  This Agreement governs the rights and obligations of Executive and Company with respect to Executive’s base salary and certain perquisites of employment.  Except as expressly provided herein, Executive’s rights and obligations both during the term of his employment and thereafter with respect to his ownership rights in Company, and other benefits under the plans and programs maintained by Company shall be governed by the terms (which are not, and are not required to be, affected, altered or amended) of the separate agreements, plans and the other documents and instruments governing such matters.

ARTICLE 5
PROTECTION OF CONFIDENTIAL INFORMATION

5.1.Disclosure to and Property of Company.  All information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the period of Executive’s employment (including the period of employment preceding this Agreement) by Company (whether during business hours or otherwise and whether on Company’s premises or otherwise) that relate to Company’s (or any of its affiliates’) business, trade secrets, products or services (including, without limitation, all such information relating to corporate opportunities, product specification, compositions, manufacturing and distribution methods and processes, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisitions prospects, the identity of customers or their requirements, the identity of key contacts within the customer’s organizations or within the organization of acquisition prospects, marketing and merchandising techniques, business plans, computer software or programs, computer software and database technologies, prospective names and marks) (collectively, “Confidential Information”) shall be disclosed to Company and are and shall be the sole and exclusive property of Company (or its affiliates).  Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, E-mail, voice mail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type embodying any of such information, ideas, concepts, improvements, discoveries, inventions and other similar forms of expression (collectively, “Work Product”) are and shall be the sole and exclusive property of Company (or its affiliates).  Upon Executive’s termination of employment with Company, for any reason, or earlier upon request of Company, Executive promptly shall deliver such Confidential Information and Work Product, and all copies thereof, to Company.  Confidential Information does not include information which (i) is generally known to the public, or which may later become generally known to the public, except where such knowledge is the result of an unauthorized disclosure by Executive or another person or entity, provided Executive has knowledge, after reasonable inquiry, that the other person’s or entity’s disclosure was unauthorized; (ii) is lawfully and in good faith made available to Executive by a third party who, to Executive’s knowledge after inquiry, did not derive it from the Company and who imposed no obligation of confidence on Executive; (iii) is developed by Executive independent of any Confidential Information owned by the Company, as verified and evidenced by the prior written records of Executive; or (iv) is required to be disclosed in a judicial or administrative proceeding, or is otherwise required to be disclosed by law, in any such case after all reasonable legal remedies for maintaining such information in confidence have been exhausted, including, but not limited to, giving the Company as much advance notice of the possibility of such disclosure as practical so that the Company may attempt to stop such disclosure or obtain a protective order concerning such disclosure.  Executive shall provide the Company with written notice no less than ten (10) business days prior to the disclosure of any Confidential Information that may be required by law.

5.2.Disclosure to Executive.  Company has disclosed and will disclose to Executive, or placed Executive in a position to have access to or develop, Confidential Information and Work Product of Company (or its affiliates); and/or has entrusted and will entrust Executive with business opportunities of Company (or its affiliates); and/or has placed and will place Executive in a position to develop business good will on behalf of Company (or its affiliates).  Executive agrees to preserve and protect the confidentiality of all Confidential Information or Work Product of Company (or its affiliates).

5.3.No Unauthorized Use or Disclosure.  Executive agrees that he will not, at any time during or after Executive’s employment by Company, make any unauthorized disclosure of, and will prevent the removal from Company premises of, Confidential Information or Work Product of Company (or its affiliates), or make any use thereof, except in the carrying out of Executive’s responsibilities during the course of Executive’s employment with Company.  Executive shall use commercially reasonable efforts to cause all persons or entities to whom any Confidential Information shall be disclosed by him hereunder to observe the terms and conditions set forth herein as though each such person or entity was bound hereby.  At the request of Company at any time, Executive agrees to deliver to Company all Confidential Information that he may possess or control.  Executive agrees that all Confidential Information of Company (whether now or hereafter existing) conceived, discovered or made by him during the period of Executive’s employment by Company exclusively belongs to Company (and not to Executive), and Executive will promptly disclose such Confidential Information to Company and perform all actions reasonably requested by Company to establish and confirm such exclusive ownership.  Affiliates of Company shall be third party beneficiaries of Executive’s obligations under this Article 5.  As a result of Executive’s employment by Company, Executive may also from time to time have access to, or knowledge of, Confidential Information or Work Product of third parties, such as customers, suppliers, partners, joint venturers, and the like, of Company and its affiliates.  Executive also agrees to preserve and protect the confidentiality of such third party Confidential Information and Work Product to the same extent, and on the same basis, as Company’s Confidential Information and Work Product.

5.4.Ownership by Company.  If, during Executive’s employment by Company, Executive creates any work of authorship fixed in any tangible medium of expression that is the subject matter of copyright (such as videotapes, written presentations, or acquisitions, computer programs, E-mail, voice mail, electronic databases, drawings, maps, architectural renditions, models, manuals, brochures, or the like) relating to Company’s business, products, or services, whether such work is created solely by Executive or jointly with others (whether during business hours or otherwise and whether on Company’s premises or otherwise), including any Work Product, Company shall be deemed the author of such work if the work is prepared by Executive in the scope of Executive’s employment; or, if the work is not prepared by Executive within the scope of Executive’s employment but is specially ordered by Company as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a translation, as a supplementary work, as a compilation, or as an instructional text, then the work shall be considered to be work made for hire and Company shall be the author of the work.

5.5.Assistance by Executive.  During the period of Executive’s employment by Company and thereafter, Executive shall assist Company and its nominee, at any time, in the protection of Company’s (or its affiliates’) worldwide right, title and interest in and to Work Product and the execution of all formal assignment documents requested by Company or its nominee and the execution of all lawful oaths and applications for patents and registration of copyright in the United States and foreign countries.

ARTICLE 6
NON-COMPETITION AND NON-SOLICITATION OBLIGATIONS

6.1.Non-competition Obligations.  As part of the consideration for the compensation and benefits to be paid to Executive hereunder; in light of Executive’s position as executive personnel to Company; to protect the trade secrets and confidential information of Company and its affiliates that have been or will in the future be disclosed or entrusted to Executive, the business goodwill of Company and its affiliates that has been and will in the future be developed in Executive, or the business opportunities that have been and will in the future be disclosed or entrusted to Executive by Company and its affiliates; and as an additional incentive for Company to enter into this Agreement, Company and Executive agree to the provisions of this Article 6.  Executive agrees that during the period of Executive’s non-competition obligations hereunder, Executive shall not, directly or indirectly for Executive or for others, in the United States (regardless of the reason, if any, for the cessation of employment):

(i)	engage in any business that is competitive with the business conducted by Company;
(ii)

render any advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, with any business that is competitive with the business conducted by Company;

(iii)

induce any employee of Company or its affiliates to terminate his or her employment with Company or its affiliates, or hire or assist in the hiring of any such employee by any person, association, or entity not affiliated with Company; or

(iv)	request, solicit, induce, or cause any customer of Company or its affiliates to terminate, reduce, or limit any business relationship with Company or its affiliates.

The non-competition obligations under this Agreement shall apply during the period that Executive is employed by Company and shall continue for 18 months after the date Executive’s employment with Company ends if Executive’s termination of employment is for Good Reason, or by Company for any reason other than the expiration of the term as described in paragraph 4.1 or for any reason other than a reason encompassed by paragraph 2.2(i) (Executive’s death or presumed death), 2.2(ii) (Executive’s disability), or 2.2(iii) (for Cause). Executive understands that the foregoing restrictions may limit Executive’s ability to engage in certain businesses during the period provided for above, but acknowledges that the restrictions are reasonable and necessary, and Executive acknowledges that Executive will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction.

6.2.Enforcement and Remedies.  Executive acknowledges that money damages alone would not be sufficient remedy for any breach of Article 5 or 6 by Executive, that any material breach or threatened material breach of Article 5 or 6 based on a good faith determination by the Board will result in irreparable harm to Company, and Company shall be entitled to enforce the provisions of Article 5 or 6 by terminating any payments then owing to Executive under this Agreement and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach without posting any bond or other security, barring Executive from violating any such provision.  Such remedies shall not be deemed the exclusive remedies for a breach of Article 5 or 6, but shall be in addition to all remedies available at law or in equity to Company, including, without limitation, the recovery of damages from Executive and Executive’s agents involved in such breach and remedies available to Company pursuant to other agreements with Executive.

6.3.Reformation.  It is expressly understood and agreed that Company and Executive consider the restrictions contained in this Article 6 to be reasonable and necessary to protect the proprietary information of Company and its affiliates.  Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

ARTICLE 7
NONDISPARAGEMENT

Executive shall refrain, both during the employment relationship and after the employment relationship ends, from publishing any oral or written statements about Company, its affiliates, or any of such entities’ directors, officers, employees, agents or representatives that (i) are slanderous, libelous, or defamatory; (ii) place Company, its affiliates, or any of such entities’ directors, officers, employees, agents, or representatives in a false light before the public; or (iii) constitute a misappropriation of the name or likeness of Company, its affiliates, or any of such entities’ directors, officers, employees, agents, or representatives.  A violation or threatened violation of this prohibition may be enjoined by the courts.  The rights afforded Company and its affiliates under this provision are in addition to any and all rights and remedies otherwise afforded by law.

Company agrees that, both during Executive’s employment relationship and after the employment relationship terminates, Company’s directors, officers, employees, agents and representatives shall, during their employment or affiliation with Company, refrain from publishing any oral or written statements about Executive that (i) are slanderous, libelous, or defamatory; (ii) place Executive  in a false light before the public; or (iii) constitute a misappropriation of the name or likeness of Executive.  A violation or threatened violation of this prohibition may be enjoined by the courts.  The rights afforded Executive under this provision are in addition to any and all rights and remedies otherwise afforded by law.

The nondisparagement obligations of this Article 7 shall not apply to communications with law enforcement or required testimony under law or court process.

ARTICLE 8
MISCELLANEOUS

8.1.Notices.  For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered, e-mailed, or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, to Company at its regular business address, and to the Executive at Executive’s address on file with Company, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices or changes of address shall be effective only upon receipt.

8.2.Applicable Law and Waiver of Jury Trial.  This Agreement has been negotiated within the State of Colorado and the rights and obligations of the Parties to this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado without regard to any jurisdiction’s principles of conflict of laws.  Any action brought to enforce this Agreement shall be brought in Colorado in a court of competent jurisdiction.  In any action brought to enforce this Agreement, the action shall be tried to a court without a jury.

8.3.No Waiver.  No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

8.4.Severability.  Subject to paragraph 6.3, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

8.5.Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

8.6.Withholding of Taxes and Other Employee Deductions.  Company may withhold from any benefits and payments made pursuant to this Agreement or otherwise all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling and all other normal employee deductions made with respect to Company’s employees generally.

8.7.Headings.  The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

8.8.Gender and Plurals.  Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

8.9.Affiliate.  As used in this Agreement, the term “affiliate” shall mean any entity which owns or controls, is owned or controlled by, or is under common ownership or control with, Company.

8.10.Assignment and Assumption.  This Agreement shall be binding upon and inure to the benefit of Company and any successor of Company, by merger or otherwise.  Executive shall not have the right to assign his rights or obligations under this Agreement.

8.11.Term.  This Agreement has a term co-extensive with the term of employment provided in paragraph 2.1.  Termination of the employment relationship shall not affect any right or obligation of any party which is accrued or vested prior to such termination, nor shall termination of the employment relationship impact any post-employment obligations under this Agreement.

8.12.Entire Agreement.  Except as provided in (i) the written benefit plans and programs referenced in paragraph 3.4(iv) (and any agreements between Company and Executive that have been executed under such plans and programs) and (ii) any signed written agreement contemporaneously or hereafter executed by Company and Executive, this Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to employment of Executive by Company.  Any modification of this Agreement will be effective only if it is in writing and signed by the party to be charged.

8.13.Legal Expenses.  In the event of a dispute under this Agreement, the prevailing party shall be entitled to its or his legal costs and expenses (including reasonable attorneys’ fees) incurred in connection with such dispute.

8.14.Liability Insurance.  Company shall maintain a directors’ and officers’ insurance liability policy throughout the term of this Agreement and shall provide Executive with coverage under such policy on terms not less favorable than provided to other Company directors and officers.

8.15No Conflicting Agreements or Use of Third Party Information.  During his employment with Company, Executive shall not improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity, and Executive shall not bring on to the premises of Company or any affiliate any unpublished document or proprietary information belonging to any such former employer, person or entity, unless consented to in writing by the former employer, person or entity.  Executive represents that he has not improperly used or disclosed any proprietary information or trade secrets of any other person or entity during the application process or while employed or affiliated with Company.  Executive also acknowledges and agrees that he is not subject to any contract, agreement, or understanding that would prevent him from performing his duties for Company or otherwise complying with this Agreement.  To the extent Executive violates this provision, or his employment with Company constitutes a breach or threatened breach of any contract, agreement, or obligation to any third party, Executive shall indemnify and hold Company harmless from all damages, expenses, costs (including reasonable attorneys’ fees) and liabilities incurred in connection with, or resulting from, any such violation or threatened violation.

8.16.Construction.  The language used in this Agreement will be deemed to be language chosen by the Executive and Company to express their mutual intent, and no rules of strict construction will be applied against either party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 26th day of March, 2014.

SCOTT’S LIQUID GOLD-INC.

By:   /s/ Barry J. Levine

Name: Barry J. Levine

Title: Chief Operating Officer and Chief Financial Officer

MARK GOLDSTEIN

/s/ Mark E. Goldstein

Signature

Exhibit A

SEPARATION AGREEMENT, WAIVER AND RELEASE

YOU ARE ADVISED TO CONSULT WITH AN ATTORNEY BEFORE EXECUTING THIS AGREEMENT

This Separation Agreement, Waiver and Release (the “Agreement”) is a contract between Mark Goldstein (“Executive”) and Scott’s Liquid Gold-Inc. (the “Company” and together with the Executive, the “Parties”).  Executive and the Company wish to separate on an amicable basis.  Executive’s last day of employment will be _________________, 20__ (“Termination Date”). Executive has been presented this Agreement on ________________, 20__ (“Presentation Date”).

THEREFORE, in consideration of the foregoing and this Agreement’s mutual promises, the sufficiency of which is acknowledged, the Parties agree as follows:

I.	TERMINATION FROM EMPLOYMENT AND PAYMENT OF WAGES THROUGH THE TERMINATION DATE.

A.Pay at Termination.  On the Termination Date, the Company paid Executive’s wages and compensation earned through the Termination Date, and any accrued and unused vacation or paid time off (“PTO”) accrued through the Termination Date.

B.No Other Consideration Due.  Executive acknowledges and agrees that except as expressly set forth in this Agreement, Executive is entitled to no other wages, commissions, PTO, vacation pay, sick pay, bonuses, incentive pay, benefits or other compensation.  Executive also acknowledges and agrees that but for signing this Agreement, Executive would not be entitled to the consideration from the Company as set forth below.

II.	CONSIDERATION FROM THE COMPANY.

The Company will pay Executive severance pay and provide those other benefits on the terms and conditions expressly set forth in the Employment Agreement dated March 26, 2014, as such agreement may have been amended  (attached as Exhibit 1) (the “Employment Agreement”), provided Executive has signed this Agreement prior to expiration of the Consideration Period (defined below), Executive has not revoked this Agreement before expiration of the Revocation Date (as defined in Section V.C. below),  Executive has returned all Company property and information as required by Section III.E. below, and Executive complies with all confidentiality requirements in this Agreement (“Payment Conditions”).

III.	EXECUTIVE’S AGREEMENTS.

A.Release of All Claims.  The term “Releasee” or “Releasees” shall be construed as broadly as possible and includes: the Company, parent companies, subsidiaries, divisions, successors, and affiliates, and as to each of them, their former or current agents, joint venture members, stockholders, directors, officers, employees, and all other persons acting by, through, under or in concert with any of them.  In exchange for the Company’s consideration, Executive fully releases and discharges the Releasees from all claims, actions and causes of action of any kind, known or unknown, which Executive may presently have or claim to have against any Releasee based on acts or omissions occurring on or before the date on which Executive signs this Agreement including, but not limited to, all contract claims; all wrongful discharge or employment claims; all tort claims; all claims arising under the United States or any state’s constitution; all claims under Title VII of the Civil Rights Act of 1964, Equal Pay Act, Age Discrimination in Employment Act, Older Workers Benefit Protection Act, Rehabilitation Act, Americans with Disabilities Act, Family and Medical Leave Act, Fair Labor Standards Act, Fair Credit Reporting Act, Worker Adjustment Retraining and Notification Act, Sarbanes-Oxley Act, Immigration Reform and Control Act, Occupational Safety and Health Act, National Labor Relations Act, Colorado Wage Payment Act, and Colorado Anti-Discrimination Act; all claims arising under any other civil rights or employment laws or regulations (whether federal, state or local); any federal or state whistleblower laws or statutes; any claims based on Company policies or agreements, including severance policies or agreements to provide notice; any claims for short-term or long-term incentive compensation or other benefits; and all claims to attorneys’ fees or costs.

B.Filed and Non-Assignment of Claims.  Executive has not filed any charge or claim or any part or portion thereof (“Filed Claim”).  Executive has not assigned or transferred any claim or any part or portion thereof (“Assigned Claim”).  Executive shall defend and indemnify the Releasees and hold the Releasees harmless from and against any Filed or Assigned Claim (including attorneys’ fees and costs).

C.Representations.  Executive represents and warrants that Executive was permitted by the Company to take all leave to which Executive was entitled, Executive was properly classified as exempt from overtime (if Executive was so classified), Executive has been properly paid for all time worked while employed by the Company and Executive has received all benefits to which Executive was or is entitled, except as expressly set forth in this Agreement.  Executive represents and warrants that Executive knows of no facts and has no reason to believe that Executive’s rights under the Fair Labor Standards Act, the Family and Medical Leave Act, or Colorado Wage Payment Act (or any other state wage payment law) have been violated.

D.Confidentiality, Noncompetition & Developments.  Executive agrees as a condition of the Company’s obligations under this Agreement, including but not limited to the Company’s obligations under Section II, to comply at all times with the continuing obligations in Executive’s Employment Agreement, including but not limited to obligations of confidentiality, noncompetition, nonsolicitation, and nondisparagement.  Nothing in this Agreement shall be construed to narrow, supersede, modify or affect in any way the obligations of Executive imposed by the Employment Agreement.

E.Return of Company Property.  As of the Termination Date, Executive has returned (and has not retained any copies in any form) all Company documents and information (including all Confidential Information, as that term is defined in Executive’s Employment Agreement, and any other information stored on personally owned computer hard drives, flash drives or other format), and any vehicles, badges, pagers, cell phones, computers, software, equipment or other property belonging to the Company.  Executive certifies, by signing this Agreement, that Executive has returned to the Company all versions of Company property, including Confidential Information, in Executive’s possession and that Executive has destroyed and not retained any source codes or other Company intellectual property on Executive’s home computer or in any other form.

F.Report of Misconduct.  Executive has had the opportunity to notify appropriate personnel within the Company of any violation or potential violation of any laws or regulations or any other misconduct by the Company or any of its management personnel or other representatives in the course of their duties on behalf of the Company.  To the extent Executive is aware of any such misconduct, Executive has reported it to appropriate Company personnel.  If Executive subsequently becomes aware of any such misconduct, Executive will notify appropriate personnel within the Company.  Appropriate personnel to whom such misconduct should be reported include the Company’s Chief Executive Officer or Chief Financial Officer.

G.Cooperation with Litigation or Other Matters.  Executive acknowledges that Executive may have factual information or knowledge that may be useful to the Company in connection with current or future legal, regulatory or administrative proceedings.  Executive will reasonably cooperate with the Company in the defense or prosecution of any such claims.  Executive’s cooperation shall include being reasonably available to meet with counsel to prepare for discovery or trial, and to testify truthfully as a witness. The Company will not compensate Executive for testifying as a fact witness, but may reimburse Executive for reasonable expenses associated with travel, meals, lodging or other out of pocket expenses.  In all litigation or legal matters, Executive shall testify truthfully.

H.Injunctive and Other Relief.  Executive agrees and acknowledges that the Company may exercise any or all of its rights as set forth in Executive’s Employment Agreement with respect to any violation or threatened violation of any provision of this Section III. Any suspension of separation payments or other consideration to be paid, or any recovery of paid separation payments or other paid consideration, shall not void Executive’s release of claims under this Agreement, which shall remain in full force and effect.

IV.	DENIAL OF ANY LIABILITY.

The Company denies any liability to Executive.  The Parties agree that this Agreement may not be used as evidence; does not constitute an adjudication or finding on the merits; and is not, and shall not be construed as, an admission by the Company of a breach of any contract or agreement, a violation of the Company’s policies and procedures, or a violation of any state or federal laws or regulations.  After execution (including signatures by both Executive and the Company), this Agreement may be introduced in evidence to enforce its terms.

V.	OPPORTUNITY TO CONFER AND OBTAIN ADVICE FROM OTHERS, INCLUDING ATTORNEYS.

A.Opportunity to Confer.  The Company advises Executive to confer with an attorney of Executive’s own choosing before entering into this Agreement.  Executive represents that Executive has had a full opportunity to confer with an attorney before signing this Agreement. If Executive signs this Agreement without conferring with an attorney, Executive knowingly and voluntarily waives the opportunity to confer with an attorney before signing this Agreement.

B.Opportunity to Consider. Executive may take up to a maximum of twenty-one (21) days after the Presentation Date (the “Consideration Period”) to decide whether to enter into this Agreement, after which the Company’s offer to enter into this Agreement shall automatically expire.  If Executive signs this Agreement before the Consideration Period expires, Executive represents and agrees that Executive fully understands that Executive has been given the opportunity to take a period, starting with the Presentation Date, of up to twenty-one (21) days within which to decide whether to enter into this Agreement and has voluntarily waived that opportunity.

C.Opportunity to Revoke.  Executive has the opportunity to revoke this Agreement within seven (7) days after signing it (such seventh day after signing being the “Revocation Date”).  If this Agreement is revoked by Executive, it will be revoked in its entirety.  Revocation will be effective only upon delivering a written revocation to Chief Executive Officer or Chief Financial Officer, Scott’s Liquid Gold-Inc., 4880 Havana Street, Suite 400, Denver, Colorado 80239.  This Agreement shall become effective on the eighth day after Executive timely signs the Agreement, provided Executive does not timely exercise Executive’s right to revoke the Agreement (the “Effective Date”).

D.No Waiver of Future Claims.  Notwithstanding anything to the contrary, by entering into this Agreement, Executive is not waiving any rights or claims that may arise after the date on which Executive signs this Agreement.

VI.	COMPLETE AGREEMENT.

This Agreement, including Exhibit(s), is an integrated document.  It constitutes and contains the entire agreement and understanding between the Parties, and supersedes and replaces all prior negotiations and all agreements concerning the subject matters hereof.  In the event of a conflict between this Agreement and the Employment Agreement, the Employment Agreement controls.

VII.	SEVERABILITY OF INVALID PROVISIONS.

The provisions of this Agreement are severable.  If any provision of this Agreement or its application is held invalid, the invalidity shall not affect other provisions or applications of this Agreement that can be given effect without the invalid provisions or application.

VIII.	VENUE/CHOICE OF LAW/ATTORNEYS’ FEES/ WAIVER OF RIGHT TO TRIAL BY JURY.

With the exception of any claim for unemployment benefits, workers compensation benefits, or for injunctive relief, any dispute arising under or related to this Agreement shall be tried to a court without a jury.  This Agreement has been negotiated within the State of Colorado and the rights and obligations of the Parties to this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado without regard to any jurisdiction’s principles of conflict of laws.  Any action brought to enforce this Agreement shall be brought in Colorado in a court of competent jurisdiction.

IX.	NO WAIVER OF BREACH.

No waiver of any breach of any term or provision of this Agreement shall be binding unless in writing and signed by the party waiving the breach.  No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement.

X.	KNOWING AND VOLUNTARY WAIVER.

Executive has carefully read and fully understands all of the provisions of this Agreement.  Executive knowingly and voluntarily enters into this Agreement.

XI.	FURTHER ASSURANCES.

The Parties agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force to the terms of this Agreement.

XII.	HEADINGS NOT BINDING/COUNTERPARTS/ORIGINALS AND COPIES.

The use of headings in this Agreement is only for ease of reference and the headings have no effect and are not to be considered part of or terms of this Agreement.  This Agreement may be executed in counterparts.  A photocopy or facsimile copy of this Agreement shall be as effective as an original.

EXECUTIVE HAS CAREFULLY READ AND FULLY UNDERSTANDS ALL THE PROVISIONS OF THIS AGREEMENT.  EXECUTIVE REPRESENTS THAT EXECUTIVE IS ENTERING INTO THIS AGREEMENT VOLUNTARILY AND THAT THE CONSIDERATION EXECUTIVE RECEIVES IN EXCHANGE FOR EXECUTING THIS AGREEMENT IS GREATER THAN THAT TO WHICH EXECUTIVE WOULD BE ENTITLED IN THE ABSENCE OF THIS AGREEMENT.  EXECUTIVE REPRESENTS THAT EXECUTIVE IS NOT RELYING ON ANY REPRESENTATION OR UNDERSTANDING NOT STATED IN THIS AGREEMENT.

Executed this ____ day of ____, 201_.

Mark Goldstein

Executed this ____ day of _____, 201_.

Scott’s Liquid Gold-Inc.

By
Its: Authorized Officer

Exhibit 1

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (“Agreement”) is made by and between Scott’s Liquid Gold-Inc. (“Company”), and Mark Goldstein (“Executive”) (individually, a “Party” and together, the “Parties”), as of the date on which the Agreement is executed by the Parties (“Effective Date”).

W I T N E S S E T H:

WHEREAS, Company desires to continue to employ the Executive in a capacity and on the terms and conditions, and for the consideration, hereinafter set forth and the Executive desires to be employed by Company on such terms and conditions and for such consideration;

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein, Company and Executive agree as follows:

ARTICLE 1
EMPLOYMENT AND DUTIES

1.1.Employment; Effective Date.  As of the Effective Date, and continuing for the period of time set forth in Article 2 of this Agreement, Executive’s employment by Company shall be subject to the terms and conditions of this Agreement.

1.2.Positions.  Company shall continue to employ Executive in the positions of Chief Executive Officer and President reporting to the Board of Directors (the “Board”).  Executive agrees to serve as Chairman of the Board of Company until his resignation or removal.

1.3.Duties and Services.  Executive agrees to serve in the positions referred to in paragraph 1.2 and to perform diligently and to the best of his abilities the duties and services pertaining to such offices, as well as such additional duties and services appropriate to such office which the Parties mutually may agree upon from time to time.  Executive’s employment shall also be subject to the policies maintained and established by Company that are of general applicability to Company’s executive employees, as such policies may be amended from time to time, to the extent they do not otherwise conflict with the express terms of this Agreement.

1.4.Other Interests.  Executive agrees, during the period of his employment by Company, to devote all of his primary business time, energy and best efforts to the business and affairs of Company and its affiliates and not to engage, directly or indirectly, for any pay or remuneration as an employee, consultant, or director in any other business or businesses, whether or not similar to that of Company, or to invest in any private companies that compete with Company, except with the advance written consent of the Board.  The foregoing notwithstanding, the Parties recognize and agree that Executive may engage in charitable and civic pursuits without the consent of the Board, as long as such pursuits do not, in the sole and good faith determination of the Board, conflict with the business and affairs of Company or its affiliates or interfere with Executive’s performance of his duties hereunder.

1.5.Duty of Loyalty.  Executive acknowledges and agrees that Executive owes a fiduciary duty of loyalty to act at all times in the best interests of Company.  In keeping with such duty, Executive shall make full disclosure to Company of all business opportunities pertaining to Company’s business and shall not appropriate for Executive’s own benefit or the benefit of another business opportunities concerning Company’s business.

ARTICLE 2
TERM AND TERMINATION OF EMPLOYMENT

2.1.Term.  Unless sooner terminated pursuant to paragraph 2.2 or 2.3 below, Company agrees to continue to employ Executive through the third anniversary of the Effective Date (the “Initial Expiration Date”); provided, however, that beginning on the Initial Expiration Date, and on each anniversary of the Initial Expiration Date thereafter, if this Agreement has not been terminated pursuant to paragraph 2.2 or 2.3, then said term of employment will automatically be extended for an additional one-year period, unless on or before the date that is 90 days prior to the first day of any such extension period either Party gives written notice to the other that no such automatic extension shall occur.

2.2.Company’s Right to Terminate.  Company has the right to terminate Executive’s employment under this Agreement for any of the following reasons:

(i)	upon Executive’s death or presumed death;
(ii)

upon Executive’s disability, which shall mean Executive’s becoming incapacitated by accident, sickness, or other circumstances which renders him mentally or physically incapable of performing the duties and services required of him hereunder for 90 or more days (whether or not consecutive) out of any consecutive 180-day period;

(iii)

for “Cause,” which shall mean Executive has (A) engaged in gross negligence, gross incompetence or willful misconduct in the performance of the duties required of him hereunder; (B) refused without proper reason to perform the material duties and responsibilities required of him hereunder; (C) willfully engaged in conduct that is materially injurious to Company or its affiliates (monetarily or otherwise); (D) committed an act of fraud, embezzlement or breach of fiduciary duty to Company or an affiliate (including the unauthorized disclosure of confidential or proprietary material information of Company or an affiliate); (E) been charged, through indictment or criminal complaint, entry of pretrial diversion or sentencing agreement, or has been convicted of (or pleaded no contest to) a crime involving fraud, dishonesty or moral turpitude or any felony; or (F) engaged in dishonesty that is materially injurious to Company; or

(iv)	at any time for any other reason, or for no reason whatsoever, in the sole discretion of the Board.

2.3.Executive’s Right to Terminate.  Executive shall have the right to terminate his employment under this Agreement for any of the following reasons:

(i)

for “Good Reason,” which shall mean a voluntary separation from service following the initial existence of one or more of the following conditions (which arises without the consent of Executive): (A) a material diminution in Executive’s responsibilities, duties or authority, including but not limited to being involuntarily removed from the position of Chairman of Board; (B) a material diminution in Executive’s base compensation; (C) a material breach by Company of any material provision of this Agreement, or (D) a change in the geographic location of Executive’s principal place of employment by Company of more than 50 miles from the location where he is principally employed as of the Effective Date; or

(ii)	at any time for any other reason, or for no reason whatsoever, in the sole discretion of Executive.

2.4.Notice of Termination.

(i)

If Company desires to terminate Executive’s employment hereunder at any time prior to expiration of the term of employment as provided in paragraph 2.1 for any reason other than for Cause as defined in paragraph 2.2(iii), it will do so by giving a 30-day written notice to Executive that it has elected to terminate Executive’s employment hereunder and stating the effective date and reason for such termination, provided that no such action shall alter or amend any other provisions hereof or rights arising hereunder.

(ii)

In the case of any notice by Company of its intent to terminate this Agreement for Cause, Company shall provide Executive with notice of the existence of the condition(s) constituting the Cause and the effective date of the termination, provided that in the instance that Cause has arisen under paragraph 2.2(iii)(B) exclusively, provide Executive with 30 days to cure such condition, provided, however, that in the event Executive engages in the same or similar conduct after curing such condition the first time, then the Board has the unconditional right to terminate for Cause without further advance notice or opportunity to cure.

(iii)

If Executive desires to terminate his employment hereunder at any time prior to expiration of the term of employment as provided in paragraph 2.1, he shall do so by giving a 30-day written notice to Company that he has elected to terminate his employment hereunder and stating the effective date and reason for such termination, provided that no such action shall alter or amend any other provisions hereof or rights arising hereunder and Company may, in its sole discretion, decide to pay Executive for the 30-day notice period (or any portion thereof) in lieu of Executive continuing to work during the notice period.  In the case of any notice by Executive of his intent to terminate his employment hereunder for Good Reason, Executive shall provide Company with notice of the existence of the condition(s) constituting the Good Reason within 30 days after the initial existence of such condition(s) and Company shall have 30 days following Executive’s provision of such notice to remedy such condition(s).  If Company remedies the condition(s) constituting the Good Reason within such 30 day period, then Executive’s employment hereunder shall continue and his notice of termination shall become void and of no further effect.  If Company does not remedy the condition(s) constituting the Good Reason within such 30 day period, Executive’s employment with Company shall terminate on the date that is 31 days following the date of Executive’s notice of termination and Executive shall be deemed to have separated from service for Good Reason.

2.5.Deemed Resignations.  Any termination of Executive’s employment (regardless of which Party initiated the termination, or whether it occurred due to an expiration of the term of employment) shall constitute an automatic resignation of Executive as an officer of Company and each affiliate of Company, if any, an automatic resignation as trustee of the Company’s Employee Stock Ownership Plan and 401(k) plan, an automatic resignation of Executive from the Board and from the board of directors or similar governing body of any affiliate of Company, if any, and from the board of directors or similar governing body of any corporation, limited liability company or other entity in which Company or any affiliate, if any, holds an equity interest and with respect to which board or similar governing body Executive serves as Company’s or such affiliate’s designee or other representative.

ARTICLE 3
COMPENSATION AND BENEFITS

3.1.Base Salary.  During the period of this Agreement, Executive shall receive an annual base salary of $351,727.40, less usual and customary withholdings, for the period of this Agreement.  Executive’s annual base salary shall be reviewed by the Board (or a committee thereof) on an annual basis, and, in the sole discretion of the Board (or such committee), such annual base salary may be increased, but not decreased (except for a decrease that is consistent with reductions taken generally by other executives of Company), effective as of any date determined by the Board.  Executive’s annual base salary shall be paid in equal installments in accordance with Company’s standard policy regarding payment of compensation to executives, but no less frequently than monthly.

3.2.Equity Compensation.  The Board (or a committee thereof) may, in its sole discretion, offer or award Executive any form of equity or phantom equity as is permitted by any written plan or policy adopted by the Company, effective as of any date determined by the Board, in accordance with the terms of a separate agreement to be executed by Company and Executive concerning such award.

3.3.Bonus.  Executive is eligible to receive an annual bonus of between 25-50% of Executive’s base salary during the applicable bonus period, provided Executive remains employed the entire calendar year, and the Board, in its sole discretion, determines that Executive and/or the Company, as applicable, met or exceeded all of the goals and objectives of the written annual bonus plan approved by the Board or a committee thereof.  A bonus will not be earned or vested until such time as the Board or a committee thereof determines that the goals and objectives have been achieved, and a bonus, if any, shall be paid to Executive on or before March 14 of the year following the year in which the bonus was earned.

3.4.Other Perquisites.  During his employment hereunder, Executive shall be afforded the following benefits as incidences of his employment:

(i)

Business and Entertainment Expenses.  Subject to Company’s standard policies and procedures with respect to expense reimbursement as applied to its executive employees generally, Company shall reimburse Executive for, or pay on behalf of Executive, reasonable and appropriate expenses incurred by Executive for business related purposes, including dues and fees to industry and professional organizations and costs of entertainment and business development.

(ii)

Vacation.  During his employment hereunder, Executive shall be entitled to vacation pay in accordance with the terms and conditions of Company policies applied to its executive employees generally, provided Executive shall receive a minimum of three weeks of paid vacation each calendar year, which shall accrue per pay period, and shall similarly be entitled to all holidays provided to executives of Company generally.

(iii)

Automobile.  Company will provide Executive with a minimum monthly automobile allowance in the same amount as he is currently receiving, subject to applicable taxes, withholdings and deductions. To the extent that Executive incurs taxable income relating to the automobile allowance, Company will pay Executive such additional amount as is necessary to “gross up” such benefits and cover the anticipated income tax liability resulting from such taxable income.  Executive acknowledges and agrees that certain fringe benefits may be subject to income tax withholding and reporting to the extent required by the Internal Revenue Code of 1986, as amended (the “Code”).

(iv)

Other Company Benefits.  With the exception of severance, which is governed by this Agreement, Executive will be eligible for all customary and usual fringe benefits generally available to similarly situated executive employees of Company and such other benefits as he is currently receiving (including Company payment of a long-term disability policy for Executive, a life insurance policy, and a supplemental medical insurance program, and payment of Executive’s reasonable annual tax preparation expenses upon receipt of appropriate documentation thereof), subject to the terms and conditions of Company’s benefit plan documents, as such documents may be amended or modified from time to time. In addition, Company reserves the right to change or eliminate the fringe benefits (with the exception of Company’s payment of Executive’s annual tax preparation expenses, payment of 100% of Executive’s premiums for Executive’s long-term disability policy and life insurance policy, and full payment for Executive’s participation in a supplemental medical insurance program) on a prospective basis, at any time, effective upon notice to Executive, and any such change or elimination shall not constitute “Good Reason” hereunder or under paragraph 2.3 hereof.

ARTICLE 4
EFFECT OF TERMINATION ON COMPENSATION

4.1.Termination By Expiration.  If Executive’s employment hereunder is terminated upon expiration of the term provided in paragraph 2.1 hereof because either party has provided the notice contemplated in such paragraph, then all compensation and all benefits to Executive hereunder shall continue to be provided until the expiration of such term and such compensation and benefits shall terminate contemporaneously with termination of his employment (except as otherwise provided under any other agreement or plan of Company that provides post-termination benefits).

4.2.Termination Benefits.

(i)

In General.  If Executive’s employment hereunder is terminated by Company or Executive prior to expiration of the term provided in paragraph 2.1, then, upon such termination, except as hereinafter provided, all compensation and benefits to Executive hereunder shall terminate contemporaneously with the termination of such employment (except as otherwise provided under any other written agreement or plan of Company that provides post-termination benefits).

(ii)

Severance Pay.  Subject to paragraph 4.3 below, if Executive’s termination of employment is for Good Reason, or by Company for any reason other than the expiration of the term as described in paragraph 4.1 or for any reason other than a reason encompassed by paragraph 2.2(i) (Executive’s death or presumed death), 2.2(ii) (Executive’s disability), or 2.2(iii) (for Cause), then Company shall provide Executive with 18 months of his then current base salary (which excludes bonus pay and the value of any fringe or other benefits) (“Severance Pay”), payable in accordance with paragraph 4.2(vi).

(iii)

Reimbursement for COBRA Premiums.  Subject to paragraph 4.3 below, if Executive’s termination of employment is for Good Reason, or by Company for any reason other than the expiration of the term as described in paragraph 4.1 or for any reason other than a reason encompassed by paragraph 2.2(i) (Executive’s death or presumed death), 2.2(ii) (Executive’s disability), or 2.2(iii) (for Cause), and Executive elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) in accordance with the COBRA materials that will be provided to Executive by the Company or the Company’s third party COBRA administrator, the Company shall reimburse Executive the full COBRA premium and applicable administrative fee (if any) for the same medical, dental and vision benefit plan coverage (“Group Health Plan Coverage”) Executive and Executive’s dependents had as of the termination of employment (“Termination Date”) for a period of 18 months, or until Executive elects to receive group medical, dental and vision insurance from another source, whichever occurs first (such payments referred to herein as “COBRA Reimbursements”).  COBRA Reimbursements will be made by the Company promptly upon proof of payment of Executive’s COBRA coverage and will be subject to usual and customary withholdings.  Company will pay Executive such additional amount as is necessary to “gross up” the anticipated income tax liability resulting from such taxable income.  Executive will be mailed a COBRA packet at his last known address.  Such packet will contain additional information about Executive’s COBRA rights and responsibilities.

(iv)

Bonus Payment.  If Executive has earned a bonus pursuant to paragraph 3.3, but between January 1 of the year following the year in which the bonus was earned and the time in which the bonus is paid the Company terminates Executive’s employment without Cause or Executive terminates his employment for Good Reason, Executive will be entitled to receive the bonus payment that was otherwise earned in the timeframe contemplated by paragraph 3.3, notwithstanding any language to the contrary in any applicable bonus plan.

(v)

Compliance with Code Section 409A.  Company and Executive intend that payments pursuant to paragraph 4.2(ii) constitute payments on account of an involuntary separation from service or a separation from service for good reason within the meaning of Treasury Regulation section 1.409A-1(n)(1) and (2), and amounts paid pursuant to paragraph 4.2(ii) constitute separation pay exempt from Code Section 409A under Treasury Regulation section 1.409A-1(b)(9)(iii), up until the lesser of: (a) two times (2x) the Executive’s annualized compensation based upon the annual rate of pay in effect for the taxable year preceding the Termination Date (including any additional compensation paid, including bonuses), adjusted for any increase for the year of termination if such increase was expected to continue indefinitely; and (b) the maximum amount that may be taken into account under a qualified plan pursuant to Code section 401(a)(17) for the year of Executive’s Termination Date (the lesser of (a) and (b) referred to herein as the “Limit”).  In the event the payments exceed the Limit, the remaining payments shall constitute deferred compensation subject to Code Section 409A and shall be subject to paragraph 4.5.  Company and Executive intend that payments pursuant to paragraph 4.2(iii) will be exempt from Code Section 409A as a reimbursement or in-kind benefit plan.  The coincident gross-up payments are intended to be exempt under Treasury Regulation section 1.409A-3(i)(1)(v).  In any event, neither Party shall be liable to the other if any such payment receives different tax treatment.

(vi)

Time and Form of Payment.   Payments under paragraph 4.2(ii) will be made in accordance with Company’s standard payroll procedures and will be paid in equal installments over an 18-month period with the first payment to be paid as promptly as reasonably possible after the timely execution and expiration of any revocation periods of the release described in paragraph 4.3, provided Executive is not permitted, directly or indirectly, to designate the taxable year of payment.  Interest shall not be credited on remaining installment payments.  All payments will be subject to deductions for taxes and other applicable withholdings.  In the event of Executive’s death prior to receipt of all installments, payment shall be made at the same time and in the same matter as described herein to Executive’s estate.

(vii)	Accelerated Vesting. The Company may provide for accelerated vesting of equity awards in the documents governing such equity awards or by separate Board action.

4.3. Release and Full Settlement.  Anything to the contrary herein notwithstanding, as a condition to the receipt of the termination payments and benefits under paragraph 4.2 hereof, as applicable, Executive shall (i) execute a release, in the form established by the Board and similar to the release attached hereto as Exhibit A, releasing the Board, Company, and Company’s parent corporation, subsidiaries, affiliates, and their respective shareholders, partners, officers, directors, employees, attorneys and agents from any and all claims and from any and all causes of action of any kind or character including, but not limited to, all claims or causes of action arising out of Executive’s employment with Company or its affiliates or the separation of such employment, but excluding all claims to vested benefits and payments Executive may have under any compensation or benefit plan, program or arrangement, including this Agreement, and (ii) provide such release to Company no later than 60 days after the date of his termination of employment with Company.  The performance of Company’s obligations hereunder and the receipt of any benefits provided under paragraph 4.2 shall constitute full settlement of all such claims and causes of action.

4.4.No Duty to Mitigate Losses.  Executive shall have no duty to find new employment following the termination of his employment under circumstances which require Company to pay any amount to Executive pursuant to this Article 4.  Any salary or remuneration received by Executive from a third party for the providing of personal services (whether by employment or by functioning as an independent contractor) following the termination of his employment under circumstances pursuant to which this Article 4 apply shall not reduce Company’s obligation to make a payment to Executive (or the amount of such payment) pursuant to the terms of this Article 4.

4.5.Deferred Compensation Subject to Code Section 409A.  Notwithstanding anything to the contrary set forth herein, any payments and benefits provided under this Agreement that constitute “deferred compensation” within the meaning of Code Section 409A shall not commence in connection with Executive’s termination of employment unless and until Executive has also incurred a “separation from service” (as such term is defined in Treasury Regulation Section 1.409A-1(h) (“Separation From Service”), unless the Company reasonably determines that such amounts may be provided to Executive without causing Executive to incur additional tax under Code Section 409A.  It is intended that each installment of Severance Pay provided for in this Agreement is a “separate “payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2)(i).  For the avoidance of doubt, it is intended that Severance Pay set forth in this Agreement satisfy, to the greatest extent possible, the exceptions from the application of Section 409A provided under Treasury Regulation Sections 1.409A-1(b)(4), 1.409A-1(b)(5), and 1.409A-1(b)(9).  If the Company (or, if applicable, the successor entity thereto) determines that any payments or benefits constitute “deferred compensation” under Code Section 409A and Executive is, on the termination of service, a “specified employee” of the Company or any successor entity thereto, as such term is defined in Code Section 409A(a)(2)(B)(i), then, solely to the extent necessary to avoid the incurrence of the adverse personal tax consequences to Executive under Section 409A, the timing of the payments and benefits shall be delayed until the earlier to occur of: (a) the date that is 6 months and one day after Executive’s Separation From Service, or (b) the date of Executive’s death (such applicable date, the “Specified Executive Initial Payment Date”).  On the Specified Executive Initial Payment Date, the Company (or the successor entity thereto, as applicable) shall (i) pay to Executive a lump sum amount equal to the sum of the payments and benefits that Executive would otherwise have received through the Specified Executive Initial Payment Date if the commencement of the payment of such amounts had not been so delayed pursuant to this Paragraph 4.5, and (ii) commence paying the balance of the payments and benefits in accordance with the applicable payment schedules set forth in this Agreement.

4.6.Application of Section 280G. In the event that it is determined that the Severance Pay payable to Executive pursuant to paragraph 4.2 of this Agreement, when added to any other payment or benefit to Executive from the Company, would be considered a “parachute payment” (a “Parachute Payment”), within the meaning of section 280G of the Code, would cause Executive to be considered to receive an “excess parachute payment” within the meaning of section 280G of the Code (an “Excess Parachute Payment”), the amount payable to Executive pursuant to paragraph 4.2 of this Agreement will be reduced to the maximum amount that, when added to any other Parachute Payments made to Executive, could be paid to Executive without causing Executive to receive an Excess Parachute Payment.  Notwithstanding the foregoing, the Severance Pay payable to Executive pursuant to paragraph 4.2 of this Agreement will not be reduced if (i) the net amount payable to Executive without the reduction described in the preceding sentence, but reduced by all Federal, state and local income and employment taxes payable by Executive on the Severance Pay payable pursuant to this Agreement and all other Parachute Payments plus the excise tax payable on the Excess Parachute Payment pursuant to Section 4999 of the Code, is greater than (ii) the net amount that would be payable to Executive with the reduction described in the preceding sentence and reduced by all Federal, state and local income and employment taxes payable by Executive on the Severance Pay payable pursuant to this Agreement and all other Parachute Payments.  For purposes of this paragraph 4.6, Executive will be deemed to pay Federal income tax and employment taxes at the highest marginal rate of Federal income and employment taxation in the calendar year in which the Excess Parachute Payment would occur and state and local income taxes at the highest marginal rate of taxation in the state and locality of Executive’s residence in the calendar year in which the Excess Parachute Payment would be made, net of the reduction in Federal income taxes that Executive may obtain from the deduction of such state and local income taxes.  In addition, all determinations to be made under this paragraph 4.6 will be made by the Company’s independent public accountant (the “Accounting Firm”) immediately before the date the Severance Pay under paragraph 4.2 is to be paid.  The Accounting Firm will provide its determinations and any supporting calculations and work papers both to the Company and to Executive within 10 days of such date, and any such determination by the Accounting Firm shall be binding upon the Company and Executive.

4.7.Other Benefits.  This Agreement governs the rights and obligations of Executive and Company with respect to Executive’s base salary and certain perquisites of employment.  Except as expressly provided herein, Executive’s rights and obligations both during the term of his employment and thereafter with respect to his ownership rights in Company, and other benefits under the plans and programs maintained by Company shall be governed by the terms (which are not, and are not required to be, affected, altered or amended) of the separate agreements, plans and the other documents and instruments governing such matters.

ARTICLE 5
PROTECTION OF CONFIDENTIAL INFORMATION

5.1.Disclosure to and Property of Company.  All information, designs, ideas, concepts, improvements, product developments, discoveries and inventions, whether patentable or not, that are conceived, made, developed or acquired by Executive, individually or in conjunction with others, during the period of Executive’s employment (including the period of employment preceding this Agreement) by Company (whether during business hours or otherwise and whether on Company’s premises or otherwise) that relate to Company’s (or any of its affiliates’) business, trade secrets, products or services (including, without limitation, all such information relating to corporate opportunities, product specification, compositions, manufacturing and distribution methods and processes, research, financial and sales data, pricing terms, evaluations, opinions, interpretations, acquisitions prospects, the identity of customers or their requirements, the identity of key contacts within the customer’s organizations or within the organization of acquisition prospects, marketing and merchandising techniques, business plans, computer software or programs, computer software and database technologies, prospective names and marks) (collectively, “Confidential Information”) shall be disclosed to Company and are and shall be the sole and exclusive property of Company (or its affiliates).  Moreover, all documents, videotapes, written presentations, brochures, drawings, memoranda, notes, records, files, correspondence, manuals, models, specifications, computer programs, E-mail, voice mail, electronic databases, maps, drawings, architectural renditions, models and all other writings or materials of any type embodying any of such information, ideas, concepts, improvements, discoveries, inventions and other similar forms of expression (collectively, “Work Product”) are and shall be the sole and exclusive property of Company (or its affiliates).  Upon Executive’s termination of employment with Company, for any reason, or earlier upon request of Company, Executive promptly shall deliver such Confidential Information and Work Product, and all copies thereof, to Company.  Confidential Information does not include information which (i) is generally known to the public, or which may later become generally known to the public, except where such knowledge is the result of an unauthorized disclosure by Executive or another person or entity, provided Executive has knowledge, after reasonable inquiry, that the other person’s or entity’s disclosure was unauthorized; (ii) is lawfully and in good faith made available to Executive by a third party who, to Executive’s knowledge after inquiry, did not derive it from the Company and who imposed no obligation of confidence on Executive; (iii) is developed by Executive independent of any Confidential Information owned by the Company, as verified and evidenced by the prior written records of Executive; or (iv) is required to be disclosed in a judicial or administrative proceeding, or is otherwise required to be disclosed by law, in any such case after all reasonable legal remedies for maintaining such information in confidence have been exhausted, including, but not limited to, giving the Company as much advance notice of the possibility of such disclosure as practical so that the Company may attempt to stop such disclosure or obtain a protective order concerning such disclosure.  Executive shall provide the Company with written notice no less than ten (10) business days prior to the disclosure of any Confidential Information that may be required by law.

5.2.Disclosure to Executive.  Company has disclosed and will disclose to Executive, or placed Executive in a position to have access to or develop, Confidential Information and Work Product of Company (or its affiliates); and/or has entrusted and will entrust Executive with business opportunities of Company (or its affiliates); and/or has placed and will place Executive in a position to develop business good will on behalf of Company (or its affiliates).  Executive agrees to preserve and protect the confidentiality of all Confidential Information or Work Product of Company (or its affiliates).

5.3.No Unauthorized Use or Disclosure.  Executive agrees that he will not, at any time during or after Executive’s employment by Company, make any unauthorized disclosure of, and will prevent the removal from Company premises of, Confidential Information or Work Product of Company (or its affiliates), or make any use thereof, except in the carrying out of Executive’s responsibilities during the course of Executive’s employment with Company.  Executive shall use commercially reasonable efforts to cause all persons or entities to whom any Confidential Information shall be disclosed by him hereunder to observe the terms and conditions set forth herein as though each such person or entity was bound hereby.  At the request of Company at any time, Executive agrees to deliver to Company all Confidential Information that he may possess or control.  Executive agrees that all Confidential Information of Company (whether now or hereafter existing) conceived, discovered or made by him during the period of Executive’s employment by Company exclusively belongs to Company (and not to Executive), and Executive will promptly disclose such Confidential Information to Company and perform all actions reasonably requested by Company to establish and confirm such exclusive ownership.  Affiliates of Company shall be third party beneficiaries of Executive’s obligations under this Article 5.  As a result of Executive’s employment by Company, Executive may also from time to time have access to, or knowledge of, Confidential Information or Work Product of third parties, such as customers, suppliers, partners, joint venturers, and the like, of Company and its affiliates.  Executive also agrees to preserve and protect the confidentiality of such third party Confidential Information and Work Product to the same extent, and on the same basis, as Company’s Confidential Information and Work Product.

5.4.Ownership by Company.  If, during Executive’s employment by Company, Executive creates any work of authorship fixed in any tangible medium of expression that is the subject matter of copyright (such as videotapes, written presentations, or acquisitions, computer programs, E-mail, voice mail, electronic databases, drawings, maps, architectural renditions, models, manuals, brochures, or the like) relating to Company’s business, products, or services, whether such work is created solely by Executive or jointly with others (whether during business hours or otherwise and whether on Company’s premises or otherwise), including any Work Product, Company shall be deemed the author of such work if the work is prepared by Executive in the scope of Executive’s employment; or, if the work is not prepared by Executive within the scope of Executive’s employment but is specially ordered by Company as a contribution to a collective work, as a part of a motion picture or other audiovisual work, as a translation, as a supplementary work, as a compilation, or as an instructional text, then the work shall be considered to be work made for hire and Company shall be the author of the work.

5.5.Assistance by Executive.  During the period of Executive’s employment by Company and thereafter, Executive shall assist Company and its nominee, at any time, in the protection of Company’s (or its affiliates’) worldwide right, title and interest in and to Work Product and the execution of all formal assignment documents requested by Company or its nominee and the execution of all lawful oaths and applications for patents and registration of copyright in the United States and foreign countries.

ARTICLE 6
NON-COMPETITION AND NON-SOLICITATION OBLIGATIONS

6.1.Non-competition Obligations.  As part of the consideration for the compensation and benefits to be paid to Executive hereunder; in light of Executive’s position as executive personnel to Company; to protect the trade secrets and confidential information of Company and its affiliates that have been or will in the future be disclosed or entrusted to Executive, the business goodwill of Company and its affiliates that has been and will in the future be developed in Executive, or the business opportunities that have been and will in the future be disclosed or entrusted to Executive by Company and its affiliates; and as an additional incentive for Company to enter into this Agreement, Company and Executive agree to the provisions of this Article 6.  Executive agrees that during the period of Executive’s non-competition obligations hereunder, Executive shall not, directly or indirectly for Executive or for others, in the United States (regardless of the reason, if any, for the cessation of employment):

(i)	engage in any business that is competitive with the business conducted by Company;
(ii)

render any advice or services to, or otherwise assist, any other person, association, or entity who is engaged, directly or indirectly, with any business that is competitive with the business conducted by Company;

(iii)

induce any employee of Company or its affiliates to terminate his or her employment with Company or its affiliates, or hire or assist in the hiring of any such employee by any person, association, or entity not affiliated with Company; or

(iv)	request, solicit, induce, or cause any customer of Company or its affiliates to terminate, reduce, or limit any business relationship with Company or its affiliates.

The non-competition obligations under this Agreement shall apply during the period that Executive is employed by Company and shall continue for 18 months after the date Executive’s employment with Company ends if Executive’s termination of employment is for Good Reason, or by Company for any reason other than the expiration of the term as described in paragraph 4.1 or for any reason other than a reason encompassed by paragraph 2.2(i) (Executive’s death or presumed death), 2.2(ii) (Executive’s disability), or 2.2(iii) (for Cause).  Executive understands that the foregoing restrictions may limit Executive’s ability to engage in certain businesses during the period provided for above, but acknowledges that the restrictions are reasonable and necessary, and Executive acknowledges that Executive will receive sufficiently high remuneration and other benefits under this Agreement to justify such restriction.

6.2.Enforcement and Remedies.  Executive acknowledges that money damages alone would not be sufficient remedy for any breach of Article 5 or 6 by Executive, that any material breach or threatened material breach of Article 5 or 6 based on a good faith determination by the Board will result in irreparable harm to Company, and Company shall be entitled to enforce the provisions of Article 5 or 6 by terminating any payments then owing to Executive under this Agreement and/or to specific performance and injunctive relief as remedies for such breach or any threatened breach without posting any bond or other security, barring Executive from violating any such provision.  Such remedies shall not be deemed the exclusive remedies for a breach of Article 5 or 6, but shall be in addition to all remedies available at law or in equity to Company, including, without limitation, the recovery of damages from Executive and Executive’s agents involved in such breach and remedies available to Company pursuant to other agreements with Executive.

6.3.Reformation.  It is expressly understood and agreed that Company and Executive consider the restrictions contained in this Article 6 to be reasonable and necessary to protect the proprietary information of Company and its affiliates.  Nevertheless, if any of the aforesaid restrictions are found by a court having jurisdiction to be unreasonable, or overly broad as to geographic area or time, or otherwise unenforceable, the parties intend for the restrictions therein set forth to be modified by such courts so as to be reasonable and enforceable and, as so modified by the court, to be fully enforced.

ARTICLE 7
NONDISPARAGEMENT

Executive shall refrain, both during the employment relationship and after the employment relationship ends, from publishing any oral or written statements about Company, its affiliates, or any of such entities’ directors, officers, employees, agents or representatives that (i) are slanderous, libelous, or defamatory; (ii) place Company, its affiliates, or any of such entities’ directors, officers, employees, agents, or representatives in a false light before the public; or (iii) constitute a misappropriation of the name or likeness of Company, its affiliates, or any of such entities’ directors, officers, employees, agents, or representatives.  A violation or threatened violation of this prohibition may be enjoined by the courts.  The rights afforded Company and its affiliates under this provision are in addition to any and all rights and remedies otherwise afforded by law.

Company agrees that, both during Executive’s employment relationship and after the employment relationship terminates, Company’s directors, officers, employees, agents and representatives shall, during their employment or affiliation with Company, refrain from publishing any oral or written statements about Executive that (i) are slanderous, libelous, or defamatory; (ii) place Executive  in a false light before the public; or (iii) constitute a misappropriation of the name or likeness of Executive.  A violation or threatened violation of this prohibition may be enjoined by the courts.  The rights afforded Executive under this provision are in addition to any and all rights and remedies otherwise afforded by law.

The nondisparagement obligations of this Article 7 shall not apply to communications with law enforcement or required testimony under law or court process.

ARTICLE 8
MISCELLANEOUS

8.1.Notices.  For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered, e-mailed, or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, to Company at its regular business address, and to the Executive at Executive’s address on file with Company, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices or changes of address shall be effective only upon receipt.

8.2.Applicable Law and Waiver of Jury Trial.  This Agreement has been negotiated within the State of Colorado and the rights and obligations of the Parties to this Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado without regard to any jurisdiction’s principles of conflict of laws.  Any action brought to enforce this Agreement shall be brought in Colorado in a court of competent jurisdiction.  In any action brought to enforce this Agreement, the action shall be tried to a court without a jury.

8.3.No Waiver.  No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

8.4.Severability.  Subject to paragraph 6.3, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

8.5.Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

8.6.Withholding of Taxes and Other Employee Deductions.  Company may withhold from any benefits and payments made pursuant to this Agreement or otherwise all federal, state, city and other taxes as may be required pursuant to any law or governmental regulation or ruling and all other normal employee deductions made with respect to Company’s employees generally.

8.7.Headings.  The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

8.8.Gender and Plurals.  Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

8.9.Affiliate.  As used in this Agreement, the term “affiliate” shall mean any entity which owns or controls, is owned or controlled by, or is under common ownership or control with, Company.

8.10.Assignment and Assumption.  This Agreement shall be binding upon and inure to the benefit of Company and any successor of Company, by merger or otherwise.  Executive shall not have the right to assign his rights or obligations under this Agreement.

8.11.Term.  This Agreement has a term co-extensive with the term of employment provided in paragraph 2.1.  Termination of the employment relationship shall not affect any right or obligation of any party which is accrued or vested prior to such termination, nor shall termination of the employment relationship impact any post-employment obligations under this Agreement.

8.12.Entire Agreement.  Except as provided in (i) the written benefit plans and programs referenced in paragraph 3.4(iv) (and any agreements between Company and Executive that have been executed under such plans and programs) and (ii) any signed written agreement contemporaneously or hereafter executed by Company and Executive, this Agreement constitutes the entire agreement of the parties with regard to the subject matter hereof, and contains all the covenants, promises, representations, warranties and agreements between the parties with respect to employment of Executive by Company.  Any modification of this Agreement will be effective only if it is in writing and signed by the party to be charged.

8.13.Legal Expenses.  In the event of a dispute under this Agreement, the prevailing party shall be entitled to its or his legal costs and expenses (including reasonable attorneys’ fees) incurred in connection with such dispute.

8.14.Liability Insurance.  Company shall maintain a directors’ and officers’ insurance liability policy throughout the term of this Agreement and shall provide Executive with coverage under such policy on terms not less favorable than provided to other Company directors and officers.

8.15No Conflicting Agreements or Use of Third Party Information.  During his employment with Company, Executive shall not improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity, and Executive shall not bring on to the premises of Company or any affiliate any unpublished document or proprietary information belonging to any such former employer, person or entity, unless consented to in writing by the former employer, person or entity.  Executive represents that he has not improperly used or disclosed any proprietary information or trade secrets of any other person or entity during the application process or while employed or affiliated with Company.  Executive also acknowledges and agrees that he is not subject to any contract, agreement, or understanding that would prevent him from performing his duties for Company or otherwise complying with this Agreement.  To the extent Executive violates this provision, or his employment with Company constitutes a breach or threatened breach of any contract, agreement, or obligation to any third party, Executive shall indemnify and hold Company harmless from all damages, expenses, costs (including reasonable attorneys’ fees) and liabilities incurred in connection with, or resulting from, any such violation or threatened violation.

8.16.Construction.  The language used in this Agreement will be deemed to be language chosen by the Executive and Company to express their mutual intent, and no rules of strict construction will be applied against either party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 26th day of March, 2014.

SCOTT’S LIQUID GOLD-INC.

By:  /s/ Barry J. Levine

Name: Barry J. Levine

Title: Chief Operating Officer and Chief Financial Officer

MARK GOLDSTEIN

/s/ Mark E. Goldstein

Signature